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                                                                 Exhibit 10.19



                        RESEARCH COLLABORATION AGREEMENT


                            GEMINI RESEARCH LIMITED

                                      AND

                              CURAGEN CORPORATION


                                 MARCH 23, 2000




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             Confidential Treatment Requested and the Redacted
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                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE 1   DEFINITIONS .......................................................2

     1.1    "Affiliate" .......................................................2

     1.2    "Association Discovery" ...........................................2

     1.3    "Control", "Controls" or "Controlled" .............................2

     1.4    "CuraGen Know-How" ................................................3

     1.5    "CuraGen Patents" .................................................3

     1.6    "CuraGen SNP" .....................................................3

     1.7    "CuraGen Technology" ..............................................3

     1.8    "Disease Associated Gene" .........................................3

     1.9    "DNA Samples" .....................................................3

     1.10   "Druggable Gene" ..................................................4

     1.11   "Gemini Know-How" .................................................4

     1.12   "Gemini Loci Gene" ................................................4

     1.13   "Gemini Loci SNP" .................................................4

     1.14   "Gemini Material" .................................................4

     1.15   "Gemini Patents" ..................................................4

     1.16   "Gemini Technology" ...............................................5

     1.17   "Gemini Trait" ....................................................5

     1.18   "Joint Know-How" ..................................................5

     1.19   "Joint Patents" ...................................................5

     1.20   "Joint Technology" ................................................5

     1.21   "Party" ...........................................................5

     1.22   "Patents" .........................................................5



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                               TABLE OF CONTENTS

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     1.23   "Research Committee" ..............................................6

     1.24   "Research Program" ................................................6

     1.25   "Third Party" or "Third Parties" ..................................6

     1.26   "Validated Gene ...................................................6

ARTICLE 2   RESEARCH PROGRAM ..................................................7

     2.1    Formation of Research Committee: Decision Making ..................7

     2.2    Conduct of Research Program .......................................8

     2.3    Designation of Gemini Traits ......................................8

     2.4    Research Responsibilities ........................................10

     2.5    Determination of Associations ....................................11

     2.6    Transfer of Information and Material .............................12

     2.7    Use and Handling of Materials ....................................12

ARTICLE 3   EXCLUSIVITY; COVENANTS ...........................................13

     3.1    Other Party Technology ...........................................13

     3.2    Unaffected Rights of CuraGen and Gemini ..........................14

     3.3    Joint Technology Exclusivity .....................................14

     3.4    Gemini Trait and CuraGen SNP Exclusivity .........................14

     3.5    General Exclusivity ..............................................15

ARTICLE 4   LICENSES .........................................................15

     4.1    Research License to CuraGen ......................................15

     4.2    Research License to Gemini .......................................15

     4.3    No Other Licenses ................................................15



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                               TABLE OF CONTENTS

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ARTICLE 5   INVENTORSHIP AND OWNERSHIP OF INTELLECTUAL
            PROPERTY .........................................................16

     5.1    Inventorship .....................................................16

     5.2    Gemini Ownership .................................................16

     5.3    CuraGen Ownership ................................................16

     5.4    Ownership of Joint Technology ....................................17

     5.5    Prosecution of Patents within Joint Technology ...................17

     5.6    Assistance in Prosecution and Maintenance: Execution
            of Documents .....................................................19

     5.7    Infringement of Joint Patents by Third Parties ...................20

     5.8    Infringement of Third Party Rights ...............................21

ARTICLE 6   COMMERCIALIZATION OF JOINT TECHNOLOGY ............................22

     6.1    Licensing by Parties .............................................22

     6.2    Self Commercialization ...........................................23

     6.3    Third Party License Obligations ..................................24

     6.4    Commercialization Committee ......................................25

     6.5    Revenue Sharing ..................................................26

     6.6    ****************** ...............................................26

ARTICLE 7   CONFIDENTIALITY ..................................................27

     7.1    Confidential Information .........................................27

     7.2    Confidentiality ..................................................28

     7.3    Authorized Disclosure ............................................29

     7.4    Limitations on Disclosure ........................................29

     7.5    Public Announcement ..............................................29



                                      iii.


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     7.6    Employees; Agents ................................................30

     7.7    Equitable Remedies ...............................................30

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS ........................30

     8.1    Mutual Representations and Warranties ............................30

     8.2    Disclaimer of Warranties .........................................31

ARTICLE 9   INDEMNIFICATION ..................................................31

     9.1    Indemnification ..................................................32

ARTICLE 10  TERM AND TERMINATION .............................................32

     10.1   Term .............................................................32

     10.2   Early Termination ................................................32

     10.3   Extension ........................................................32

     10.4   Termination for Material Breach ..................................32

     10.5   Survival .........................................................32

     10.6   Return of Confidential Information ...............................32

     10.7   Accrued Rights and Obligations ...................................33

ARTICLE 11  DISPUTE RESOLUTION ...............................................33

     11.1   General ..........................................................33

     11.2   Negotiations .....................................................33

     11.3   Legal Proceedings ................................................34

     11.4   Arbitration of Certain Matters ...................................34

ARTICLE 12  GENERAL PROVISIONS ...............................................36

     12.1   Notices ..........................................................37

     12.2   Further Actions ..................................................37



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                               TABLE OF CONTENTS

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     12.3   No Trademark Rights ..............................................38

     12.4   Force Majeure ....................................................38

     12.5   Legal Compliance .................................................38

     12.6   Entirety of Agreement ............................................38

     12.7   Non-Waiver .......................................................38

     12.8   Disclaimer of Agency .............................................38

     12.9   Severability .....................................................39

     12.10  Affiliates; Assignment ...........................................39

     12.11  Headings .........................................................39

     12.12  Limitation of Liability ..........................................40

     12.13  Governing Law ....................................................40

     12.14  Counterparts .....................................................40



                                       v.

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                      RESEARCH COLLABORATION AGREEMENT

     This RESEARCH COLLABORATION AGREEMENT (the "Agreement") is made as of March 23, 2000 (the "Effective Date"), by and between GEMINI RESEARCH LIMITED, a corporation organized under the laws of England and Wales ("Gemini"), having a principal place of business at 162 Science Park, Milton Road, Cambridge, CB4 0GH, United Kingdom, and CURAGEN CORPORATION, a Delaware corporation, ("CuraGen"), having a principal place of business at 555 Long Wharf Drive, New Haven, CT 06511. CuraGen and Gemini may be referred to herein individually as a "Party" and collectively as the "Parties".

                                RECITALS

     A. Gemini and CuraGen desire to collaborate on a research program to discover associations between single nucleotide polymorphisms in the human genome and human disease or surrogate clinical parameters to be selected by the Parties.

     B. In connection with such collaborative research program, it is contemplated that Gemini shall provide clinical samples in the form of purified DNA and associated clinical information pertaining to the selected phenotypic traits, and CuraGen shall provide the single nucleotide polymorphisms.

     C. Genotyping of clinical samples shall be conducted by CuraGen, with costs shared as set forth herein, and the Parties shall jointly perform data analysis (including validation work) for the purpose of identifying associations for the single nucleotide polymorphisms with selected phenotypic traits.

     D. The Parties intend to commercialize the results of their collaborative research activities by jointly licensing to third parties, or by individually commercializing, their rights in the associations of single nucleotide polymorphisms with specific phenotypic traits that are

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discovered through such collaborative research program, for purposes of development and commercialization, pursuant to separate written agreements negotiated as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Gemini and CuraGen hereby agree as follows:

ARTICLE 1

DEFINITIONS

     As used herein, the following terms shall have the meanings as defined below. The definition of a term in singular form shall include that term in the plural form, and vice versa:

     1.1 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.2 "ASSOCIATION DISCOVERY" means an association between a CuraGen SNP and a Gemini Trait that, pursuant to Section 2.5, is the subject of an "Association Discovery Notice" issued by the Research Committee during the course of the Research Program.

     1.3 "CONTROL", "CONTROLS" or "CONTROLLED" means, with respect to particular material, information or intellectual property right, that the Party owns or has a license to such material, information or intellectual property right, with the ability to grant to the other Party a

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license or sublicense to such material, information or intellectual property right as provided for in this Agreement without violating an agreement with a Third Party.

     1.4 "CURAGEN KNOW-HOW" means all information, whether patentable or not, and excluding CuraGen's interest in the Joint Technology, that is necessary and directly applicable for the conduct of the Research Program and that during the term of this Agreement (i) is Controlled by CuraGen and (ii) is not generally known or available to the public. "CuraGen Know-How" shall include, without limitation, CuraGen SNPs provided by CuraGen hereunder.

     1.5 "CURAGEN PATENTS" means all Patents, excluding Joint Patents, that claim CuraGen Know-How, that are Controlled by CuraGen as of the Effective Date and/or during the Research Program and that would, but for the grant of a license thereunder, be infringed by the conduct of the Research Program or by practicing the subject matter in the Joint Patents.

     1.6 "CURAGEN SNP" means one of the single nucleotide polymorphisms in the human genome provided by CuraGen pursuant to Section 2.2 for purposes of identifying Association Discoveries pursuant to this Agreement.

     1.7  "CURAGEN TECHNOLOGY" means the CuraGen Know-How and the CuraGen
Patents.

     1.8 "DISEASE ASSOCIATED GENE" means genes, or substantial fragments of genes, that contain SNPs and that have been found to be differentially expressed in CuraGen animal models or implicated in a disease category by other CuraGen research. Without limiting the generality of the foregoing, any gene or gene fragment for which CuraGen provides a Predicted Disease Association will be a Disease Associated Gene for purposes of this Agreement.

     1.9 "DNA SAMPLES" means clinical samples of purified human DNA in Gemini's possession and Control provided by Gemini hereunder.

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     1.10 "DRUGGABLE GENE" means genes, or substantial fragments of genes, that contain SNPs and that encode for proteins that can be drugs or drug targets, including, without limitation, ***** *****

     1.11 "GEMINI KNOW-HOW" means all information, whether patentable or not, and excluding Gemini's interest in the Joint Technology, that is necessary and directly applicable for the conduct of the Research Program and that during the term of this Agreement: (i) is Controlled by Gemini and (ii) is not generally known or available to the public. "Gemini Know-How" shall include, without limitation, all clinical information and other information contained in any databases under Gemini's Control that is provided by Gemini hereunder.

     1.12 "GEMINI LOCI GENE" means a gene or gene fragment which Gemini has reasonably demonstrated to be located in a region of a human chromosome associated with a Gemini Trait. A "High Quality" Gemini Loci Gene means a Gemini Loci Gene in which the region in which the gene has been demonstrated to be located **** ****

     1.13 "GEMINI LOCI SNP" means a CuraGen SNP in a Gemini Loci Gene identified by CuraGen pursuant to the second sentence of Section 2.2.

     1.14 "GEMINI MATERIAL" means DNA Samples and other materials, other than Gemini Know-How, provided by Gemini to CuraGen hereunder for use in the Research Program.

     1.15 "GEMINI PATENTS" means all Patents, excluding Joint Patents, that claim Gemini Know-How and/or Gemini Material, that are Controlled by Gemini as of the Effective Date and/or during the Research Program and that would, but for the grant of a license thereunder, be

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infringed by the conduct of the Research Program or by practicing the subject matter in the Joint Patents.

     1.16 "GEMINI TECHNOLOGY" means the Gemini Know-How and the Gemini
Patents.

     1.17 "GEMINI TRAIT" means a human disease or surrogate clinical parameter included in Exhibit 1 for which phenotype information is provided by Gemini, that is selected by the Research Committee pursuant to Section 2.3.

     1.18 "JOINT KNOW-HOW" means all information or inventions not generally known or available to the public that (a) includes, comprises, is based on or relates to any Association Discovery and (b) is made, conceived or reduced to practice in the course of performance of the Research Program by either or both Parties, and shall include in particular, but without limitation, the information showing the association between a CuraGen SNP and a Gemini Trait discovered in the course of the Research Program.

     1.19 "JOINT PATENTS" means all Patents that claim an invention within the Joint Know-How.

     1.20 "JOINT TECHNOLOGY" means the Joint Know-How and the Joint Patents.

     1.21 "PARTY" means either of Gemini or CuraGen, and "Parties" means both of Gemini and CuraGen.

     1.22 "PATENTS" means all foreign and domestic patent applications (including, without limitation, all provisional, divisional, substitution, continuation and continuation in-part applications, and all foreign counterparts thereof) and all foreign and domestic patents (including, without limitation, extensions, reissues, reexaminations, renewals, supplementary protection certificates, inventors certificates and foreign counterparts thereof).

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     1.23  "Predicted Disease Association" means an hypothesis that a particular gene or substantial fragment of a gene is implicated in a particular disease or disease category (including, without limitation, metabolic/endocrine/cardiovascular disease, bone disease, respiratory disease, dermatology, immunology, rheumatology, CNS disorders, oncology, or renal disease) such that a CuraGen SNP in such gene or gene fragment may be the subject of a Association Discovery with a Gemini Trait associated with that disease category. A Predicted Disease Association must be supported by reasonable scientific evidence, including without limitation, evidence generated by Taqman, northern blot, electronic northern blot, map position, in situ analysis, antisense experiments, antibody generation, protein-protein interaction, homology modeling or other structure-function prediction technique, or any other generally recognized technology for disease association.

     1.24  "Research Committee" shall have the meaning set forth in Section
2.1.

     1.25 "Research Program" means the research collaboration conducted by the Parties pursuant to this Agreement as defined in Article 2.

     1.26 "Third Party" or "Third Parties" means any individual partnership, joint venture, corporation, trust, estate, unincorporated organization, government or any department or agency thereof, or any other entity other than the Parties and their Affiliates.

     1.27 "Validated Gene" means a Disease Associated Gene which has been shown to be implicated in a disease category in an animal disease model or has been shown to be implicated in a disease by a physiological response to a knock-out or knock-in, by modulation by a chemical entity, through an antisense construct or by any other generally accepted target validation methodology.

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                                   ARTICLE 2

                                RESEARCH PROGRAM

     2.1 Formation of Research Committee: Decision Making. Within ten (10) days after the Effective Date, the Parties shall establish a Research Committee having a total of four (4) members. The Research Committee shall have responsibility for strategic oversight of the Research Program and of implementation thereof. Gemini and CuraGen each shall select and have the right to replace up to two (2) representatives to serve as members of the Research Committee, each of whom shall have senior management responsibilities for the Party appointing such member. Either Party may designate a substitute committee member to participate in the event one of that Party's regular committee members is unable to be present at a meeting. The Research Committee shall meet, on every two months commencing from its formation, and from time to time during the term of this Agreement as otherwise agreed by the Parties. Regular meetings will alternate between New Haven, Connecticut, U.S.A. and Cambridge, England and any meeting may be held by teleconference or videoconference upon agreement of both parties. The Research Committee shall make decisions on the basis of unanimous consensus after a discussion of the matters as to which decisions are being made. In the event the Research Committee is unable to agree upon a particular matter, then such matter shall be submitted for resolution to an executive officer of each Party for resolution by good faith discussion. If such matter is not resolved by such officers within thirty (30) days of submission, then the matter will be submitted to an independent expert in the pharmaceutical or biotechnology (or other appropriate related) industry acting as an expert and not as an arbitrator, the identity of whom shall be agreed upon by the Research Committee (or failing such agreement, by two independent experts,
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each of the Parties in their respective discretion) who shall resolve the matter by determining objectively what is the best course of action on a stand alone basis disregarding the individual subjective needs or preferences of the Parties. In the absence of manifest error, such determination shall be conclusive. Such matters are not subject to dispute resolution through arbitration or litigation under Article 11.

     2.2 CONDUCT OF RESEARCH PROGRAM. CuraGen shall provide to the Research Committee not less than *** CuraGen SNPs. Such CuraGen SNPs will be provided at a rate of at least **** per calendar quarter. Such SNPs will be accompanied by any Predicted Disease Association and will be prioritized according to the likely commercial potential of each CuraGen SNP as reasonably determined by CuraGen, and Gemini shall provide to the Research Committee a list of human diseases or surrogate clinical parameters therefor. In addition, Gemini may, but is not obligated to, submit to CuraGen up to **** Gemini Loci Genes at a rate of no more than *** per calendar quarter, and CuraGen will search its databases for SNPs in such genes. Any SNPs found in such searches shall be added to the CuraGen SNPs. Within **** days of the Effective Date, the Research Committee shall agree upon a Research Program governing each party's activities under this Agreement. Such Research Program shall be in writing and shall be approved by the Parties. The Research Committee shall update the Research Program through the remainder of the initial term of this Agreement on or before November 1, 2000. Within **** days of submission of a CuraGen SNP or a Gemini Loci Gene, the Research Committee shall accept or reject the SNP or gene for inclusion in the Research Program. As outlined in this Article 2 and subject to the terms and conditions set forth in this Agreement, CuraGen and Gemini shall conduct the Research Program to discover Association Discoveries, using DNA samples and associated clinical information provided by Gemini, for the

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purpose of licensing rights in such Association Discoveries to Third Parties or commercializing such rights themselves. The Research Program shall be under the direction and supervision of the Research Committee. All work assignments to be carried out by the Parties shall be subject to Sections 6.1 and 6.2. The Research Committee shall coordinate the Parties' efforts under the Research Program and facilitate communication between the Parties. In the event the Research Committee is unable to agree upon a particular matter, then such matter shall be submitted for resolution to an executive officer of each Party for resolution by good faith discussion. If such matter is not resolved by such officers within thirty (30) days of submission, then the matter will be submitted to an independent expert in the pharmaceutical or biotechnology (or other appropriate related) industry acting as an expert and not as an arbitrator, the identity of whom shall be agreed upon by the Research Committee (or failing such agreement, by two independent experts, where one such expert is identified and nominated by each of the Parties in their respective discretion) who shall resolve the matter by determining objectively what is the best course of action on a stand alone basis disregarding the individual subjective needs or preferences of the Parties. In the absence of manifest error, such determination shall be conclusive. CuraGen and Gemini shall conduct the Research Program in a prudent and skillful manner and shall comply with all applicable laws, governmental regulations and guidelines including, without limitation, current NIH guidelines and any regulations or guidelines pertaining to research with recombinant DNA.

     2.3 DESIGNATION OF GEMINI TRAITS. As part of the Research Program, the Research Committee shall (i) select from Exhibit 1 one or more Gemini Traits with the goal of identifying at least one Association Discovery and (ii) select the CuraGen SNPs to be used initially in order to identify Association Discoveries. From time to time thereafter, the Research Committee may


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designate one or more additional Gemini Traits to be included in the Research
Program and/or CuraGen SNPs to be used in the Research Program. Gemini shall have the right to resolve disagreements under this Section 2.3 relating to selection of CuraGen SNPs and CuraGen shall have the right to resolve disagreements under this Section 2.3 relating to selection of Gemini Traits. Disagreements under this Section 2.3 shall not be subject to arbitration pursuant to Section 11.4 or legal proceedings pursuant to Section 11.3.

     2.4  RESEARCH RESPONSIBILITIES. For purposes of the Research Program:

          (a) CuraGen will provide at least **** SNPs and Gemini will provide at least **************** DNA Samples (in forms and quantities to be set forth in the Research Program, limited to a maximum cumulative quantity of **** per DNA Sample) within **** days after approval of the Research Program, and each Party will provide the other party its Know-How as is reasonably necessary for conducting work under the Research Program.

          (b) CuraGen and/or one or more Third Parties selected by CuraGen, and reasonably acceptable to Gemini, shall be responsible for determining the genotype of the DNA Samples provided pursuant to Section 2.4(a) with respect to CuraGen SNPs as outlined in the Research Program. The Research Committee shall determine the scope and time duration for any genotyping activities. Upon completion of any such genotyping activities, the genotype information shall be delivered to both Parties.

          (c) Gemini and CuraGen will collaborate to generate and analyze clinical and genetic data arising from CuraGen SNPs and Gemini Traits in order to make Association Discoveries. Both Parties shall have equal access to all relevant data, including without limitation, SNP Predicted Disease Association data, genotyping data, physiological data, clinical data and patient data, and each party will make its data available to the other.

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         (d)  CuraGen shall initially bear the cost of genotyping activities under Section 2.4(a), but shall be reimbursed for **** of such costs by Gemini as set forth in Section 6.5. Except as set forth in the preceding sentence, the Parties contemplate that the costs of each Party for activities under this Section 2.4 will be ******* and the Research Program shall reflect this ****. Any costs incurred in using Third Parties selected by the Research Committee to perform work pursuant to Section 2.4(b) shall be **** by the Parties as they are incurred.

    2.5  DETERMINATION OF ASSOCIATES. During the term of the
Research Program and for three (3) months thereafter, either Party may request that the Research Committee make a determination either; (a) based upon the genotyping data obtained pursuant to Section 2.4(b) and the analysis under Section 2.4(c), that a particular CuraGen SNP, whose potential association with a Gemini Trait has been identified under the Research Program, is an Association Discovery, or (b) that it is unlikely, to a reasonable degree of certainty based on the results of the Research Program and other information available to the Research Committee, that a particular CuraGen SNP has an association with such Gemini Trait. The Research Committee shall meet to make the requested determination within thirty (30) days of such request. If the Research Committee is unable to make a determination, it will prepare a workplan for additional studies to be conducted by the Parties in order to allow the requested determination, and the Parties will conduct such studies as determined by the Research Committee. Upon receiving the results from the workplan, the Research Committee will reconvene to make the requested determination. If the Research Committee determines, upon a particular request, that there is an association between the CuraGen SNP and the Gemini Trait covered by such request, then the Research Committee will issue a written notice (an "Association Discovery Notice") signed by at least one




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Research Committee member from Gemini and one Research Committee member from
CuraGen which specifically identifies the linkage association, and such linkage association shall thereupon be deemed an Association Discovery. Alternatively, the Research Committee may make a determination that it is reasonably clear that there is no association between such CuraGen SNP and such Gemini Trait (a "Negative Determination"). In the event the Research Committee is unable to agree upon either an Association Discovery Notice or a Negative Determination after receiving the results from the workplan, such matter shall be submitted for resolution to an executive officer of each Party for resolution by good faith discussion. If such matter is not resolved by such officers within thirty (30) days of submission, then the matter will be submitted to an independent expert with expertise in the area of disease genetics acting as an expert and not as an arbitrator, the identity of whom shall be agreed upon by the Research Committee (or failing such agreement, by two such independent experts, where one such expert is identified and nominated by each of the Parties in their respective discretion) who shall resolve the matter objectively on a stand alone basis disregarding the individual subjective needs or preferences of the Parties. In the absence of manifest error, such determination shall be conclusive. Such matters are not subject to dispute resolution through arbitration or litigation under Article 11.
    2.6  TRANSFER OF INFORMATION AND MATERIAL. Subject to the provisions of
Article 7, from time to time during the Research Program, each Party shall provide to the other Party copies of any and all results, information, data and tangible materials that result from the performance of the Research Program.

    2.7 USE AND HANDLING OF MATERIALS. All materials transferred by either party under this Agreement are provided solely for use in conducting the
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purpose. The parties acknowledge that materials transferred under this
Agreement are experimental in nature and each Party shall use such transferred material with prudence and appropriate caution, since not all of the materials' characteristics are known.

                               ARTICLE 3
                        EXCLUSIVITY; COVENANTS

    3.1  OTHER PARTY TECHNOLOGY.

         (a) CuraGen shall not utilize any Gemini Technology or Gemini Material for any purpose other than performance of the Research Program, including, without limitation, for any profit-making or commercial purpose, except as set forth in a separate written agreement between the parties to develop and/or commercialize the Joint Technology, as provided in Article 6, without Gemini's prior express written consent, or, with respect to any Gemini Technology and subject to Section 4.3(a), unless and until any such Gemini Know-How is in the public domain through no act or omission of CuraGen, its employees, or agents, or any such Gemini Parent has expired or been canceled.

         (b) Gemini shall not utilize any CuraGen Technology for any purpose other than performance of the Research Program, including, without limitation, for any profit-making or commercial purpose, except as set forth in a separate written agreement between the parties to develop and/or commercialize the Joint Technology, as provided in Article 6, without CuraGen's prior express written consent, or, with respect to any CuraGen Technology and subject to Section 4.3(b), unless and until any such CuraGen Know-How is in the public domain through no act or omission of Gemini, its employees or agents, or any such CuraGen Patent has expired or been canceled.


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    3.2  UNAFFECTED RIGHTS OF CURAGEN AND GEMINI.

         (a) Gemini is free to use or distribute the Gemini Material or the Gemini Technology to other commercial or non-commercial entities or persons and to grant licenses under such Gemini Technology or Gemini Material to such entities or persons, except as prohibited by Sections 3.1 and 3.4.

         (b) CuraGen is free to use or distribute the CuraGen Technology to other commercial or non-commercial entities or person and to grant licenses under such CuraGen Technology to such entities or persons, except as prohibited by Section 3.1 and 3.4.

         (c) Except as provided in Sections 3.1, 3.3 and 3.4. each Party may engage in and promote independent research programs, including, without limitation, the promotion by CuraGen of its databases and services and promotion by Gemini of its gene discovery programs.

    3.3  JOINT TECHNOLOGY EXCLUSIVITY. Except as permitted in this Section
3.3. or Sections 6.1 and 6.2 or pursuant to the he terms of a separate written agreement between the parties, neither Party shall pursue or engage in, either alone or with a Third Party, the research, development, or commercialization of any invention within the Joint Technology. However CuraGen shall retain the right to use or disclose the DNA sequence of CuraGen SNPs independently (subject to Section 3.4) and Gemini shall retain the right to use, disclose or provide the Gemini Material, PROVIDED, HOWEVER, that no such use, disclosure, or provision by either Party involves, is based upon, uses, practices or relies in any manner of to any extent on any other Joint Technology, as shown by independent, contemporaneous, written records.

    3.4 GEMINI TRAIT AND CURAGEN SNP EXCLUSIVELY. Neither party shall, either on its own or with a Third Party, conduct activities with the purpose of identifying associations between any CuraGen SNP provided pursuant to
Section 2.2 and any Gemini Trait, other than pursuant to this Agreement, unless the Research Committee has made a Negative Determination pursuant to Section 2.5 with respect to such CuraGen SPN and such Gemini Trait.

    3.5 GENERAL EXCLUSIVITY. Prior to ***** (i) CuraGen will not enter into any agreement with a Third Party pursuant to which activities with the purpose of ********************************************************************
**************************************************** and (ii) Gemini will not enter into any agreement with a Third Party pursuant to which activities for the purpose of ***************************************************************
******************************************************************************
****************. The foregoing shall not prohibit an agreement pursuant to which a single SNP or group of SNPs in a single gene or in a specified pathway are investigated to identify linkage associations.

                               ARTICLE 4
                               LICENSES

    4.1 Research License to CuraGen. Subject to the terms of this Agreement, Gemini grants to CuraGen a royalty-free, worldwide, nonexclusive license under the Gemini Technology solely for CuraGen to perform its responsibilities under the Research Program.

    4.2 RESEARCH LICENSE TO GEMINI. Subject to the terms of this Agreement, CuraGen grants to Gemini a royalty-free, worldwide nonexclusive license under the CuraGen Technology solely for Gemini to perform its responsibilities under the Research Program.

    4.3  NO OTHER LICENSES.

         (a) Except as expressly stated in this Agreement, nothing in this Agreement, the license granted to CuraGen in Section 4.1. nor the transfer to CuraGen of Gemini Material.

15
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
Gemini Technology or Joint Technology hereunder shall be deemed to grant or convey any other rights to CuraGen in, or affect the legal title to, the Joint Technology, the Gemini Technology or the Gemini Material.

         (b) Except as expressly stated in this Agreement, nothing in this Agreement, the license granted to Gemini in Section 4.2, nor the transfer to Gemini of CuraGen Technology or Joint Technology hereunder shall be deemed to grant or convey any other rights to Gemini in, or affect the legal title to, the Joint Technology or the CuraGen Technology.

                                 ARTICLE 5
             INVENTORSHIP AND OWNERSHIP OF INTELLECTUAL PROPERTY

    5.1 INVENTORSHIP. Inventorship of inventions and other intellectual property rights conceived and/or reduced to practice in connection with the Research Program shall be determined in accordance with the patent laws of the United States. The Parties shall reasonably cooperate in making all necessary assignments and executing all necessary documents, and shall ensure that their employees and agents make all necessary assignments and execute all necessary documents, to perfect the ownership rights set forth in this
Article 5.

    5.2 GEMINI OWNERSHIP. CuraGen acknowledges and agrees that Gemini shall retain ownership of all Gemini Material and Gemini Technology, subject to the licenses granted to CuraGen under this Agreement, and that Gemini shall have the sole right to file, prosecute and maintain Patents claiming any inventions therein, at Gemini's sole expense.

    5.3 CURAGEN OWNERSHIP. Gemini acknowledges and agrees that CuraGen shall retain ownership of all CuraGen Technology, subject to the licenses granted to Gemini under this Agreement, and that CuraGen shall have the sole right to file, prosecute and maintain Patents claiming any inventions therein, at CuraGen's sole expense.

    5.4 OWNERSHIP OF JOINT TECHNOLOGY. Joint Technology, including without limitation all Association Discoveries, and all intellectual property rights therein shall be owned jointly by the Parties, subject to the licenses granted under this Agreement.

    5.5 PROSECUTION OF PATENTS WITHIN JOINT TECHNOLOGY.

         (a) With respect to each invention within Joint Technology that comprises, is based on, or relates to an Association Discovery involving a Gemini Loci SNP that may be patentable, Gemini shall have the first right, but not the obligation, of filing, prosecuting and maintaining the Patents claiming such invention. With respect to each invention in Joint Technology that comprises, is based on, or relates to an Association Discovery involving any CuraGen SNP other than a Gemini Loci SNP that may be patentable, CuraGen shall have the first right, but not the obligation, of filing, prosecuting and maintaining Patents claiming such invention. The Party with the first right is referred to in this Article as the "Filing Party." Upon notification by the Filing Party of an intent to file a patent application claiming Joint Technology, the other Party ("Other Party") will have fifteen (15) days to inform the Filing Party whether the Other Party consents to such filing.

         (b) (i) If the Other Party consents to such filing within such thirty (30) day period, the Filing Party shall reasonably consult with the Other Party regarding such filing and prosecution efforts, keep the Other Party reasonably informed of the prosecution (including without limitation by providing copies of all patent applications, amendments and correspondence from U.S. and foreign patent offices) so as to allow the Other Party a reasonable amount of time to review such information, seek the comments of the Other Party on proposed applications, amendments, and responses to office actions and reasonably consider such comments of the Other Party.

              (ii) If the Other Party does not consent within such thirty
(30) day period or the Other Party fails to respond within such period, the Filing Party shall have the right to proceed with the filing and prosecution of one or more patent applications for such invention at its own expense and for its own benefit. If the Filing Party undertakes such filing and prosecution, the Other Party shall promptly assign all of its right, title and interest in and to such invention and any intellectual property rights arising therefrom to the Filing Party, and the Filing Party shall have the sole right, at its discretion, to commercialize such invention and all intellectual property rights arising therefrom, without obligation to the Other Party and free of the requirements of Article 6.

         (c) The Other Party may request that the Filing Party take all necessary action to file and prosecute a patent application on any particular invention within the Joint Technology for which the Filing Party has the first right under Section 5.5(a) and shall provide one hundred twenty (120) days notice prior to any critical date if possible. Upon such request, the Filing Party shall have thirty (30) days to inform the Other Party whether or not the Filing Party will proceed with the requested filing or prosecution.

              (i) If the Filing Party elects within such thirty (30) day period to proceed, it shall take all commercially reasonable efforts to accomplish such filing and prosecution and proceed as set forth in Section 5.5(a).

              (ii) If the Filing Party elects within such thirty (30) day period not to proceed, the Other Party shall have the right to proceed with the filing and prosecution of one or more patent applications for such invention at its own expense and for its own benefit. If the Other Party undertakes such filing and prosecution, the Filing Party shall promptly assign all of its right, title and interest in and to such invention and any intellectual property rights arising therefrom to the Other Party. Thereafter, the Other Party shall have the sole right, at its discretion, to commercialize such invention and all intellectual property rights arising therefrom, without obligation to the Filing Party and free of the requirements of Article 6.

         (d) The Filing Party shall be responsible for paying all costs and expenses of filing, prosecuting and maintaining the Patents pursued by the Filing Party under Section 5.5(a) and (b)(i) and Section 5.5(c)(i) above. The Other Party shall promptly reimburse the Filing Party, based on invoices submitted at the end of each calendar quarter, for one-half of the actual out-of-pocket costs and expense incurred by the Filing Party in such filing, prosecution and maintenance of all such Patents. However, as to any particular Patent in a country or countries, the Other Party may decline, by written notice, to pay its share of any such costs and expenses as to such Patent incurred after receipt of such notice, and upon such notice: (i) the Other Party shall have no further obligation with respect to such Patent in such countries; (ii) the Filing Party shall have the right, in its sole discretion, to continue the prosecution and maintenance of such Patent in the applicable countries at its own expense and for its own benefit and (iii) the Other Party shall promptly assign all of its right, title and interest in and to such Patent in such countries. Thereafter, the Filing Party shall have the sole right, at its discretion, to commercialize such Patent in such countries, without obligation to the Other Party and free of the requirements of Article 6 with respect thereto.

    5.6 ASSISTANCE IN PROSECUTION AND MAINTENANCE; EXECUTION OF DOCUMENTS. Each Party shall reasonably assist the other Party in the filing, prosecution and maintenance by the other Party (or both Parties jointly, as the case may be) of Patents under Section 5.5, including, without limitation, executing any necessary powers of attorney. The Parties shall keep one another informed of the progress of such prosecution by providing copies of all correspondence between their patent counsel and the patent offices of the countries where such applications were filed. Each Party shall promptly execute any documents or instruments in connection with any assignment of its right, title and interest in and to any invention within the Joint Technology and intellectual property rights arising therefrom to the other Party under Section 5.5.

    5.7 INFRINGEMENT OF JOINT PATENTS BY THIRD PARTIES.

         (a) Each Party shall promptly notify the other in writing of any alleged or threatened infringement of Joint Patents of which it becomes aware. For all such Joint Patents that are filed under Section 5.5(a) and
(b)(i) or Section 5.5(c)(i), the Parties shall proceed as set forth in subsections (b) through (e) below with respect to such Third Party infringement. As to any Joint Patent which is filed under Section 5.5(a) and (b)(ii) or Section 5.5(c)(ii), the Party that owns such Joint Patent shall have sole rights, at its sole discretion, to enforce such patent.

         (b) The Filing Party with respect to any such Joint Patent, shall have the first right, but not the obligation, to bring, at its own expense, an appropriate action against any person or entity directly or contributorily infringing a Joint Patent. The Other Party shall cooperate reasonably with the Filing Party in such action, including consenting to be a named Party to such action and the furnishing of a power of attorney. The Other Party shall have the right to participate in any such action against a Third Party infringer through counsel of its own choice and at its own expense.

         (c) Within ninety (90) days of the discovery of any alleged or threatened infringement, or receipt of the notice in Section 5.7(a), the Filing Party shall notify the Other Party whether it intends to institute an infringement suit or take other reasonable action to protect the relevant Joint Patent. If the Filing Party elects not to take action, or fails within such ninety (90) days to so notify the Other Party that it intends to take action, then the Other Party shall have the right to institute such suit or take other appropriate action at its own expense, in its own name, the Filing Party's name, or both. In such event, the Filing Party hereby agrees to cooperate reasonably with the Other Party in any such effort, including by consenting to be a named Party to such action and the furnishing of a power of attorney.

          (d) In the event that the above provisions of (a) and (b) are not enforceable under the applicable laws, the Parties shall meet and discuss in good faith how to respond to the infringement.

          (e) Regardless of which Party brings the action, any recovery obtained by settlement or otherwise shall be disbursed as follows: (i) when both Parties participate in the action, the Party bringing such action shall in the absence of an agreement to the contrary first ensure that any reasonable expenses incurred in assisting in such action (including counsel fees) by both Parties are reimbursed, and (ii) thereafter, the net recovery shall be shared between the Parties according to the * sharing of revenues that would apply under Section 6.6 if the recovery were Third Party Revenues. Both parties must consent in advance to any settlement, which consent shall not be unreasonably withheld. When only one of the Parties brings and prosecutes the action, such Party shall retain all recovery.

     5.8 INFRINGEMENT OF THIRD PARTY RIGHTS.

          (a) In the event that any activity of either Party under the Research Program or a product thereof becomes the subject of a claim for patent or other proprietary right infringement by a Third Party asserted against either Party ("Research Program Infringement Claim"), the Parties shall promptly confer to discuss the claim.

          (b) The Parties shall reasonably cooperate in conducting the defense of any Research Program Infringement Claim. The Parties shall share equally all reasonable costs and


21       ------------------------------------------------------
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

expenses of such defense, and both parties must consent to any settlement of such defense, which consent shall not be unreasonably withheld.

                                   ARTICLE 6

                     COMMERCIALIZATION OF JOINT TECHNOLOGY

     6.1 LICENSING BY PARTIES. The Parties intend to commercialize the Joint Technology, (except for Patents prosecuted and maintained under Section 5.5(a) and (b)(ii) or Section 5.5(c)(ii) and inventions claimed thereby) either by commercialization themselves or by granting licenses within appropriate fields of use to Third Parties to any intellectual property rights under such Joint Technology (including without limitation all potential investigative, diagnostic or therapeutic uses thereof) and any requisite CuraGen Patents and Gemini Patents that would be infringed by the practice of such Joint Technology but for the grant of such licenses. Gemini shall have responsibility for implementing and coordinating commercialization of any Association Discovery involving a Gemini Loci SNP. CuraGen shall have responsibility for implementing and coordinating commercialization of any Association Discovery involving any CuraGen SNP other than a Gemini Loci SNP. The Parties will have joint responsibility for commercializing any other Joint Technology that either Party requests in writing be commercialized. The Party (or Parties) with responsibility for commercialization (the "Commercializing Party") shall take commercially reasonable actions to achieve commercialization, including without limitation, the preparation of a plan to achieve the licensing or self commercialization of such Association Discovery, the marketing of such license rights to such Association Discovery, the pursuit of commercialization opportunities therefor, and the negotiation of joint licensing agreements between the Parties and one or more Third Party licensees for Joint Technology and requisite CuraGen Patents and Gemini Patents relating to such Association Discovery. The Commercializing Party shall keep the other Party reasonably informed about all negotiations and, where reasonable in its judgement, include the other Party in meetings and negotiations with prospective licensees. If the Commercializing Party presents a license to the other Party, the other Party shall be obligated to execute such license, unless the other Party believes that the license has been negotiated in bad faith, in which event the matter shall be resolved pursuant to Section 11.4. The Parties will agree upon procedures and responsibilities for any Joint Technology for which they have joint responsibility for commercialization.

     6.2 SELF COMMERCIALIZATION. The Commercializing Party may, in the exercise of its reasonable business judgement, determine to commercialize itself (in whole or in part) the rights to a particular Association Discovery. In such event, it will give written notice to the Other Party (a "Self Commercialization Notice") and the Parties will negotiate in good faith a Commercialization Agreement pursuant to which (i) the other Party will grant the Commercializing Party a license to its interest in Joint Technology and any CuraGen Technology or Gemini Technology (as the case may be) necessary or useful for development and commercialization of the Association Discovery, and (ii) the Commercializing Party will pay royalties to the other Party at a rate that is intended to produce the same net rate for the other Party ***********************************************************************
*****************************************************************************
*****************************************************************************
************************************************************************** If
the Parties are unable to agree on any terms of such Commercialization Agreement within ninety (90) days after the Self Commercialization Notice, the remaining issues shall be submitted for


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

resolution to an executive officer of each Party for resolution by good faith discussion. If such matter is not resolved by such officers within thirty
(30) days of submission, then the matter will be submitted to an independent expert with expertise and experience in licensing of diagnostic or therapeutic products (as appropriate), acting as an expert and not as an arbitrator, the identity of whom shall be agreed upon by the Parties (or failing such agreement, by two such independent experts, where one such expert is identified and nominated by each of the Parties in their respective discretion) who shall resolve the matter by determining commercially reasonable terms for such Commercialization Agreement consistent with the principle set forth above, disregarding the individual subjective needs or preferences of the Parties. In the absence of manifest error, such determination shall be conclusive.

     6.3 THIRD PARTY LICENSE OBLIGATIONS. In the case of a grant of a license to a Third Party pursuant to Section 6.1, each Party will grant the appropriate license to such Third Party under its interest in the Joint Technology (to the extent that, but for such license, any such Patents or other rights would be infringed or misappropriated by the exercise of the development and commercialization rights granted to such Third Party under the Joint Technology). In addition, with respect to any written agreement with such Third Party pursuant to Section 6.1, (i) Gemini shall grant to such Third Party a license under Gemini Patents that would, but for the grant of such license, be infringed by the exercise of the development and commercialization rights granted in such agreement to such Third Party under the Joint Technology, and (ii) CuraGen shall grant to such Third Party a license under CuraGen Patents that would, but for the grant of such license, be infringed by the exercise of the development and commercialization rights granted in such agreement to such Third Party under the Joint Technology.

     6.4 COMMERCIALIZATION COMMITTEE. If the Joint Technology from any Association Discovery has not been commercialized within two years of the Association Discovery Notice, the Party that is not the Commercializing Party may request that further commercialization efforts be the responsibility of a joint Commercialization Committee. Within thirty (30) days after such request, the Parties shall establish a Commercialization Committee having a total of four (4) members. Gemini and CuraGen each shall select and have the right to replace up to two (2) representatives to serve as members of the Commercialization Committee, each of whom shall have senior management responsibilities for the Party appointing such member. Either Party may designate a substitute for a committee member to participate in the event one of that Party's regular committee members is unable to be present at a meeting. The Commercialization Committee shall operate by consensus and shall seek to make decisions on the basis of consensus after a discussion of the matters as to which decisions are being made. In the event the Commercialization Committee is unable to agree upon a particular matter, then such matter shall be submitted for resolution to an executive officer of each Party for resolution by good faith discussion. If such matter is not resolved by such officers within thirty (30) days of submission, and the matter relates directly to the commercialization of a particular item of Joint Technology, then the matter will be submitted to an independent expert in the pharmaceutical (or other appropriate related) industry acting as an expert and not as an arbitrator, the identity of whom shall be agreed upon by the Commercialization Committee (or failing such agreement, by the independent experts, where one such expert is identified and nominated by each of the Parties in their respective discretion) who shall resolve the matter by determining objectively what is the best means of commercializing the applicable Joint Technology on a stand alone basis disregarding the individual subjective needs or preferences of the Parties. In the absence of manifest error, such determination shall be conclusive. Such matters are not subject to dispute resolution through arbitration or litigation under Article 11.

     6.5 REVENUE SHARING. The Parties will share all revenues, including but not limited to up front license fees, milestone fees and royalty payments (but not including research funding), received on account of Third Party licenses granted pursuant to Sections 6.1 and 6.3 ("Third Party Revenues") as follows:
               The Parties will share the remainder of any such revenues **** ************************************* the Party receiving any such revenues will promptly give notice of such receipt to the other Party. Within thirty
(30) days of such receipt, shall remit all amounts owing to the other Party as reimbursement or share of remaining revenue, except that all amounts to be retained by Gemini or paid by CuraGen to Gemini shall instead be paid to CuraGen until CuraGen has been reimbursed from such payment for ********** of the cost of genotype determination work carried out under the Research Program pursuant to Section 2.4(b)

     6.6 ************************** The Third Party Revenues will be shared as follows, *****************************************************************
*************************************:

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

--------------------------------------------------------------------------------
*********************
***********                                        ********       *******
                                                   *****          *****
--------------------------------------------------------------------------------
*******************                                *****          *****
--------------------------------------------------------------------------------
************************************************   *****          *****
*********************************************
--------------------------------------------------------------------------------
************************************************   *****          *****
*********************************************
--------------------------------------------------------------------------------
************************************************   *****          *****
*********************************************
***********
--------------------------------------------------------------------------------
************************************************   *****          *****
*********************************************
***********
--------------------------------------------------------------------------------
************************************************   *****          *****
*********************************************
*****************************
--------------------------------------------------------------------------------
*********************************************      *****          *****
--------------------------------------------------------------------------------

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************

                                   ARTICLE 7

                                CONFIDENTIALITY

     7.1 CONFIDENTIAL INFORMATION. All confidential or proprietary information disclosed by a Party under this Agreement shall be deemed "Confidential Information" of such Party, including without limitation the following: the existence of this Agreement, the transactions contemplated hereby and any proposed or actual termination hereof (except as provided in Section 7.5). Joint Technology (which shall be deemed Confidential Information of both Parties), CuraGen SNPs (which shall be deemed Confidential Information of CuraGen), Gemini Material


          ------------------------------------------------------------
27           Confidential Treatment Requested and the Reducted
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

and Gemini Technology (which shall be deemed Confidential Information of Gemini) and information received from Third Parties in confidence.

     7.2 CONFIDENTIALITY. Except to the extent expressly authorized by this Agreement or as otherwise agreed in writing by the Parties, each Party agrees that, for the term of this Agreement and for five (5) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the other Party (and/or furnished to it by the other Party pursuant to this Agreement) or any of the Joint Technology, unless the receiving Party can demonstrate by competent proof that such Confidential Information:

          (a) was already know to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party, as shown by contemporaneous written records;

          (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          (c) became generally available to the public or otherwise part of the public domain after it disclosure and other than through any act or omission of the receiving Party, or any of its employees or agents, in breach of this Agreement;

          (d) was disclosed to the receiving Party by a Third Party, other than in connection with a breach of an obligation of confidentiality to the other Party; or

          (e) was independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party or use of Joint Technology by persons who had no knowledge of or access thereto, as shown by contemporaneous independent written records.


28

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     7.3  AUTHORIZED DISCLOSURE. Each Party may disclose Confidential
Information belonging to the other Party only to the extent such disclosure is reasonably necessary to:

          (a) in the case of Joint Technology only, to license Third Parties under Association Discoveries pursuant to Sections 6.1 and 6.2;

          (b) consult with a Party's own legal and patent advisors who are under obligation to maintain the information in strict confidence beyond anything which has already publicly disclosed by the Parties hereto;

          (c) assert or enforce a Party's rights under this Agreement; and, in any event, with the consent of the other Party (which consent shall not be unreasonably withheld).

          (d) to comply with applicable law or regulation or requirements of any stock exchange or interdealer quotation system;

     7.4 LIMITATIONS ON DISCLOSURE. Notwithstanding the provisions of Sections 7.2 and 7.3, in the event a Party is required to make a disclosure of the other Party's Confidential Information, it will make all commercially reasonable efforts to give advance notice to the other Party of such disclosure requirement and shall use commercially reasonable efforts to secure confidential treatment of such information, including cooperating with the other Party to obtain a protective order of the other Party's Confidential Information. In any event, the Parties agree to take all reasonable actin to avoid disclosure of Confidential Information hereunder.

     7.5 PUBLIC ANNOUNCEMENT. The Parties shall make an initial public announcement as to the Agreement in a form mutually agreed by the Parties. Each party may thereafter make subsequent public announcements of information contained in the initial public announcement or any subsequent public announcement made in accordance herewith. Prior to making any other subsequent public announcements regarding this Agreement or the transactions contemplated herein, each Party agrees to provide the other Party with a reasonable opportunity to review and comment upon such proposed announcement. Written agreement between the Parties shall be required prior to release of any such subsequent public announcement and such agreement shall not be unreasonably withheld.

     7.6 EMPLOYEES; AGENTS. Each Party shall ensure that each of its employees, consultants or other agents who has access to Confidential Information of the other Party is bound to obligations of confidentiality and non-use as to such Confidential Information at least equivalent in scope to those set forth in Sections 7.1, 7.2 and 7.3

     7.7 EQUITABLE REMEDIES. Each Party hereby acknowledges and agrees that in the event of any breach of this Agreement, including, without limitation, the actual or threatened disclosure or transfer of the other Party's Confidential Information, without the prior express written consent of such other Party, such other Party may suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for such injury. Accordingly, each Party hereby agrees that the other Party may be entitled to specific performance of the obligations under this Agreement, as well as such further injunctive relief as may be granted by a court of competent jurisdiction.

                                   ARTICLE 8

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     8.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants:

         (a) Such Party is duly organized and validly existing under the laws of the state or country of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

         (b) Such Party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

         (c) This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such Party does not, to the best of such Party's knowledge after reasonable inquiry, conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

    8.2 DISCLAIMER OF WARRANTIES. MATERIALS, TECHNOLOGY AND INFORMATION PROVIDED UNDER THIS AGREEMENT ARE PROVIDED WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF ANY PATENT OR OTHER PROPRIETARY RIGHT.

                                  ARTICLE 9
                               INDEMNIFICATION

    9.1 INDEMNIFICATION. Gemini and CuraGen shall each indemnify, hold harmless and defend the other against any and all Third Party claims, suits, losses, damage, costs, fees and expenses including its reasonable attorney fees ("Claims") resulting from the receiving Party's use of materials or information as applicable transferred under this Agreement in accordance with this Agreement, except to the extent that such Claim results from the negligence or willful misconduct of, or a breach of this Agreement by the indemnified Party, its directors, officers, employees, independent contractors or agents.

                                  ARTICLE 10
                             TERM AND TERMINATION

    10.1 TERM. Unless earlier terminated pursuant to Section 10.2 or 10.3 or extended pursuant to Section 10.4, the Research Program shall have a term of two (2) years from the Effective Date. This Agreement shall continue indefinitely unless terminated pursuant to Section 10.2 or 10.3.

    10.2 EARLY TERMINATION. Either Party may terminate this Agreement by written notice to the Other Party given within sixty (60) days after the first anniversary of the Effective Date if CuraGen has failed to deliver at least * by such first anniversary date.

    10.3 EXTENSION. This Agreement will automatically be extended for an additional year after the second anniversary of the Effective Date if CuraGen has completed genotyping in accordance with the Research Program for at least
* and * has been issued by the Research Committee.

    10.4 TERMINATION FOR MATERIAL BREACH. Either Party shall have the right to terminate this Agreement for a material breach of this Agreement if the other Party has not cured such breach within sixty (60) days following written notice of termination to the other Party.

    10.5 SURVIVAL. Upon expiration or termination of this Agreement in accordance with Sections 10.1 or 10.2, the following provisions shall remain in full force and effect: Sections 4.3, 8.2, 10.3, 10.6, 10.7 and Articles 3,5,6,7,9,11 and 12.

    10.6 RETURN OF CONFIDENTIAL INFORMATION. Promptly upon any termination or expiration of this Agreement, each Party will deliver to the other Party all Confidential

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Information of the other Party, including any remaining material of the other
Party and any replications, progeny, derivatives, analogs or clones thereof, all copies, replications and versions of all the Confidential Information of the other Party in written, graphic, electronic or other form in such Party's possession, except that each Party may retain one copy of all Confidential Information received for archival purposes and each Party may retain Joint Technology. Upon termination or expiration of this Agreement, each Party shall not use, allow to be used, sell, transfer, disclose or otherwise provide access to any Confidential Information of the other Party (except for Joint Technology) or any replications, progeny, derivatives, analogs, clones or copies thereof, in written, graphic, electronic or other form.

    10.7 ACCRUED RIGHTS AND OBLIGATIONS. Termination or expiration of this Agreement shall not affect any accrued rights or obligations of either Party.

                                  ARTICLE 11
                             DISPUTE RESOLUTION

    11.1 GENERAL. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 11 if and when a dispute arises under this Agreement.

    11.2 NEGOTIATIONS. Unless otherwise specifically provided in this Agreement, disputes among the Parties will be resolved by reference first to their respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within fifteen (15) days after such notice is received. Said designated officers are as follows:

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         For CuraGen: Dr. Jonathan Rothberg

         For Gemini:  Dr. Paul Kelly

In the event the designated executive officers (or a comparable replacement thereof) are not able to resolve such dispute, either Party may at anytime after the fifteen (15) day period seek to resolve the dispute through the means provided in Section 11.3, except for issues that are required to be resolved pursuant to Section 11.4.

    11.3 LEGAL PROCEEDINGS. Any claim or controversy arising out of or related to this Agreement or any breach hereof that is not resolved by the designated committee and/or officer, or pursuant to Section 11.4 as provided in this Agreement, shall be submitted to a court of competent jurisdiction in New York, New York, U.S.A. The parties each recognize their right to a jury trial and hereby expressly waive such right and agree to submit any claim or controversy arising out of or related to this contract or any breach hereof to a trial by a judge. Notwithstanding the foregoing, disputes regarding the validity, scope or enforceability of patents shall be submitted to a court of competent jurisdiction in the country where such patent has issued.

    11.4 ARBITRATION OF CERTAIN MATTERS. Except as provided in paragraph (c) below, any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or to termination of this Agreement, other than disputes which are expressly prohibited herein from being resolved by this mechanism, shall be settled by binding arbitration as provided in this Section 11.4.

         (a) A Party that intends to begin arbitration shall provide written notice (the "Arbitration Request") to the other Party informing such other Party of such intention and the issues to be resolved.

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         (b) Within ten (10) business days after providing the Arbitration
Request, the other Party may, by written notice to the Party initiating arbitration, add additional issues to be resolved.

         (c) Any dispute regarding the scope, validity or enforceability of a CuraGen Patent, Gemini Patent or Joint Patent relating to an Association Discovery shall be submitted to a court of competent jurisdiction in the country in which such Patent exists.

         (d) RULES. The arbitration shall be administered by JAMS and conducted pursuant to the Comprehensive Rules for Commercial, Real Estate and Construction Cases of JAMS. Notwithstanding those rules, the following provisions shall apply to the arbitration hereunder:

              (1) ARBITRATOR; PROCEEDINGS; AWARD. The arbitration shall be conducted by a single arbitrator with significant relevant experience in the biotechnology and/or pharmaceutical (or other appropriate related) industry ("the Arbitrator"). No Party shall engage in ex parte contact with the Arbitrator. The Parties intend to conclude the arbitration proceeding in no more than eighteen (18) months from its beginning to the award of the Arbitrator. The Parties intend that each Party will have the opportunity to conduct complete discovery with respect to all material issues involved in a dispute within the framework provided above. The Arbitrator shall render an opinion setting forth findings of fact and conclusions of law with the reason therefor stated. A transcript of the evidence adduced at the hearing shall be made and, upon request shall be made available to each Party. The Arbitrator shall, in rendering its decision, apply the substantive law of the State of New York, without regard to its conflict of laws provisions, except that the interpretation of and enforcement of this Section 11.4 shall be governed by the United States Arbitration Act.9 U.S.C. SECTION 1-14, 201-208. The Arbitrator shall

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apply the United States Federal Rules of Evidence to the hearing. The proceeding shall take place in within New York, New York. Each Party shall bear its own legal fees, except that the fees of the Arbitrator and JAMS shall be paid by the losing Party, which shall be designated by the Arbitrator, or split equally between the Parties if the Arbitrator is unable to designate a losing Party. The Arbitrator is empowered to award any remedy allowed by law, including money damages, prejudgment interest and attorneys' fees, and to grant final, complete, interim, or interlocutory relief. Notwithstanding the foregoing, however, the Arbitrator may not award any special, consequential, punitive, incidental or indirect damages arising out of this Agreement, however caused, under any theory of liability.

               (ii) CONFIDENTIALITY. The arbitration proceeding, its existence, the dispute submitted to arbitration, and the Arbitrator's decision shall be confidential and deemed Confidential Information of each Party, except as required in connection with the enforcement of such award or as otherwise required by applicable law, and the Arbitrator shall issue appropriate protective orders to safeguard such Confidential Information.

               (iii) AUTHORITY OF COURT. Any court having competent jurisdiction may enter judgment upon any award. The Parties consent to the jurisdiction of any such Court for the enforcement of these provisions.

               (iv) PROVISIONAL REMEDIES. Each Party has the right before or during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc. to avoid irreparable harm, maintain the status quo, or preserve the subject matter of the arbitration.

                               ARTICLE 12

                           GENERAL PROVISIONS

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     12.1  NOTICES. Any notices required or permitted hereunder shall be given to the appropriate Party at the address specified below or at such other address as the Party shall specify in writing. Such notice shall be deemed given upon personal delivery, one (1) day after the date such notice is provided by overnight delivery service providing evidence of delivery, three (3) days after the date of mailing when sent by certified or registered mail, postage prepaid, or upon the date such notice is transmitted by facsimile, provided that the Party providing such notice promptly confirms receipt of such transmission with the other Party by telephone. All notices shall be addressed as follows:

     If to Gemini:                         With a copy to:

     Gemini Research Limited               Cooley Godward LLP
     162 Science Park                      3000 El Camino Real
     Milton Road                           Palo Alto, California 94306
     Cambridge, CB4 0GH                    United States
     United Kingdom                        Attn: Barclay J. Karnb, Esq.
     Attn: CEO                             Telephone: (650) 843-5000
     Telephone: 44-1223-435-300            Fax: (650) 857-0663
     Fax: 44-1223-435-301

     If to CuraGen:                        With a copy to:

     CuraGen Corporation                   Mintz, Levin, Cohn, Ferris, Glovsky
     555 Long Wharf Drive                    and Popeo, P.C.
     New Haven, CT 06511                   One Financial Center
     USA                                   Boston, MA 02111
     Attn: CEO                             USA
     Telephone: (203) 401-3330             Attn: Jeffrey M. Wiesen, Esq.
     Fax: (203) 401-3333                   Telephone: (617) 542-6000
                                           Fax: (617) 542-2241

Any Party may, by written notice to the other, designate a new address or fax number to which notices to the Party giving the notice shall thereafter be mailed or faxed.

     12.2 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

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     12.3  NO TRADEMARK RIGHTS. Except as otherwise provided herein or agreed to in advance in writing, no right, express or implied, is granted by this Agreement to use in any manner the names "CuraGen" or "Gemini", or any other trade name or trademark of CuraGen or Gemini or the names of any employees thereof, for any purpose.

     12.4 FORCE MAJEURE. No Party shall be liable for any delay or failure of performance to the extent such delay or failure is caused by circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, provided that the Party claiming excuse uses its best efforts to overcome the same.

     12.5 LEGAL COMPLIANCE. The Parties shall review in good faith and cooperate in taking such actions to ensure compliance of this Agreement with all applicable laws, including without limitation, European Union
Competition Law and US Antitrust Law.

     12.6 ENTIRETY OF AGREEMENT. This Agreement is the entire agreement and understanding of the Parties relating to the subject matter contained herein and merges all prior discussions and agreements between them, and no Party shall be bound by any representation other than as expressly stated in this Agreement, or by a written amendment to this Agreement signed by authorized representatives of each of the Parties.

     12.7 NON-WAIVER. The failure of a Party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

     12.8 DISCLAIMER OF AGENCY. This Agreement shall not constitute any Party the legal representative of agent of another, nor shall any Party have the right or authority to assume,

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     12.12  LIMITATION OF LIABILITY. No Party shall be liable to another for indirect, incidental, consequential or special damages, including but not limited to lost profits, arising from or relating to any breach of this Agreement, regardless of any notice of the possibility of such damages. Nothing in this Section is intended to limit or restrict the indemnification rights or obligations of any Party.

     12.13 GOVERNING LAW. This Agreement shall be governed by the laws of New York, as those laws are applied to contracts entered into and to be performed entirely in New York, excluding its choice of law rules and except as otherwise provided in Section 11.4 with respect to arbitrations.

     12.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

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     IN WITNESS WHEREOF, the parties have by duly authorized persons, executed this Agreement, as of the date first above written.

GEMINI RESEARCH LIMITED                        CURAGEN CORPORATION

By:       /s/ Paul Kelly                       By: /s/ Christopher K. McLeod
   ------------------------------                 ----------------------------
           (signature)                                   (signature)

Name: Paul Kelly                               Name: Christopher K. McLeod
     ----------------------------                   --------------------------

Title: Chief Executive Officer                 Title: Executive Vice President
     ----------------------------                   --------------------------

Date:      March 23, 2000                      Date:      March 23, 2000
     ----------------------------                   --------------------------

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                                  EXHIBIT 1

                                  [Redacted]
























             Confidential Treatment Requested and the Redacted
          Material has been separately filed with the Commission